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                        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C. 20549

                                            FORM 8-K

                                         CURRENT REPORT
                             PURSUANT TO SECTION 13 OR 15(d) OF THE
                                SECURITIES EXCHANGE ACT OF 1934




                               Date of report: September 1, 2000

                         Date of earliest event reported: June 19, 2000


                                          PFIZER INC.
                     (Exact name of registrant as specified in its charter)


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
                                                                            13-5315170
            DELAWARE                         1-3619              (I.R.S. Employer Identification
    (State of Incorporation)        (Commission File Number)                   No.)
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                 235 East 42nd Street, New York, New York 10017
                    (Address of principal executive offices)

                                 (212) 573-2323
                         (Registrant's telephone number)



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Item 5. Other Events

As previously reported in the registrant's Form 8-K dated June 20, 2000, Pfizer Inc. ("Pfizer" or the "Company") and Warner-Lambert Company ("Warner-Lambert") completed their merger on June 19, 2000 whereby Warner-Lambert became a wholly owned subsidiary of Pfizer. The Company is filing certain financial information, including the restated audited consolidated balance sheet of the Company as of December 31, 1999 and 1998 and the restated audited consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1999, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, which are being filed as Exhibit 99.1 to this Form 8-K and are incorporated by reference. Also incorporated by reference are the independent accountants' reports filed as part of Exhibit 99.1.

The Company is also filing the restated unaudited condensed consolidated balance sheet as of April 2, 2000 and the unaudited condensed consolidated statements of operations and cash flows for the three months ended April 2, 2000 and April 4, 1999, which are being filed as Exhibit 99.2 to this Form 8-K and are incorporated by reference.

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Item 7(c).  Exhibits
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15                Accountants' Acknowledgment.

23.1              Consent of KPMG LLP.

23.2              Consent of PricewaterhouseCoopers LLP.

27.1              Financial Data Schedule for the year ended December 31, 1999.

27.2              Financial Data Schedule for the year ended December 31, 1998.

27.3              Financial Data Schedule for the year ended December 31, 1997.

99.1              Restated financial information as of December 31, 1999 and 1998 and for each of the years ended December 31, 1999, 1998 and 1997.

99.2              Restated financial information as of April 2, 2000 and for the three months ended April 2, 2000 and April 4, 1999.
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Index to Exhibits

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
Number            Description

15                Accountants' Acknowledgment.

23.1              Consent of KPMG LLP.

23.2              Consent of PricewaterhouseCoopers LLP.

27.1              Financial Data Schedule for the year ended December 31, 1999.

27.2              Financial Data Schedule for the year ended December 31, 1998.

27.3              Financial Data Schedule for the year ended December 31, 1997.

99.1              Restated financial information as of December 31, 1999 and 1998 and for each of the years ended December 31, 1999, 1998 and 1997.

99.2              Restated financial information as of April 2, 2000 and for the three months ended April 2, 2000 and April 4, 1999.
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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.


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
                                        PFIZER INC.
                                        By:    /s/ Margaret M. Foran
                                               ---------------------
Dated: September 1, 2000                Name:  Margaret M. Foran
                                        Title: Vice President, Corporate Governance
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